UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 3, 2021, Trinseo S.A., a public limited liability company (société anonyme) existing under the laws of Luxembourg (the “Company”), completed its previously-announced acquisition of the polymethyl methacrylates (PMMA) and activated methyl methacrylates (MMA) business of Arkema S.A., a company (société anonyme) organized under the laws of France (“Arkema”), through the purchase of shares of certain subsidiaries of Arkema (the “Acquisition”), for a purchase price of EUR 1,137,000,000, plus customary working capital and other closing adjustments. The Acquisition was completed pursuant to the previously-disclosed Share Purchase Agreement, dated March 19, 2021 (the “SPA”), by and between the Company and Arkema, acting in its name and on its own behalf and in the name and on behalf of certain of its affiliates.

The foregoing description of the Acquisition is only a summary, does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the SPA, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission on March 22, 2021 and is incorporated herein by reference.

Item 8.01 Other Items.

On May 3, 2021, the Company issued a press release to announce the completion of the Acquisition, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by this Item 9.01(a) are not included in this Current Report on Form 8-K. The Company intends to include such financial statements by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is not included in this Current Report on Form 8-K. The Company intends to include such pro forma financial information by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

ITEM 9.01 Exhibits.

Exhibit Number	Description
2.1	Share Purchase Agreement, by and between Trinseo S.A. and Arkema S.A., dated March 19, 2021 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on March 22, 2021)
99.1	Press Release, dated May 3, 2021
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

	By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

Date: May 3, 2021